CNL Lifestyle Properties, Inc.
CNL Lifestyle Properties, Inc.
Owning
Owning
America’s
America’s
Lifestyle
Lifestyle
®
®
Third Quarter 2014 Update
Third Quarter 2014 Update
November 14, 2014
November 14, 2014
Exhibit 99.2

Forward Looking Statements
Certain statements in this document may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended
(the “Securities Act”) and of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  CNL Lifestyle Properties, Inc. (herein also referred to as the “Company”) intends that all such forward-looking statements be covered by the safe-harbor provisions for forward-looking statements of
Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable.
All statements, other than statements that relate solely to historical facts, including, among others, statements regarding the Company’s future financial position, business strategy, projected levels of growth, projected costs and projected financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,”
“should,” “continues,” “pro forma” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those contemplated by such forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to, the factors detailed in our Annual Report on Form 10-K for the year ended December 31, 2013, and other documents filed from time to time with the Securities and Exchange Commission.
Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to: changes in general economic conditions in the U.S. or globally (including financial market fluctuations); risks associated with our investment strategy; risks associated with the real estate markets in which the Company invests; risks of doing business internationally and global expansion, including unfamiliarity with new markets and currency risks; risks associated with the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with its debt covenants; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; competition for properties and/or tenants in the markets in which the Company engages in business; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the Company’s ability to make necessary improvements to properties on a timely or cost-
efficient basis; risks related to development projects or acquired property value-add conversions, if applicable (including construction delays, cost overruns, the Company’s inability to obtain necessary permits and/or public opposition to these activities); defaults on or non-renewal of leases by tenants; failure to lease properties at all or on favorable terms; unknown liabilities in connection with acquired properties or liabilities caused by property managers or operators;
the Company’s failure to successfully manage growth or integrate acquired properties and operations; material adverse actions or omissions by any joint venture partners; increases in operating costs and other expense items and costs, uninsured losses or losses in excess of the Company’s insurance coverage;
the impact of outstanding or potential litigation; risks associated with the Company’s tax structuring; the Company’s failure to qualify and maintain its status as a real estate investment trust and the Company’s ability to protect its intellectual property and the value of its brand. Management believes these forward-
looking statements are reasonable; however, such statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and the Company may not be able to realize them.  Investors are cautioned not to place undue reliance on any forward-looking statements which are based on current expectations.  All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements.  Further, forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.

CNL Lifestyle Properties, Inc.
Portfolio of 107 lifestyle-oriented
properties and two loans as of
November 7, 2014
Diversified by asset type,
geography and operator
Iconic assets and industry-
leading operators
Summary REIT Information
GAAP Total Assets
$2.5 billion
Property Focus
Demographically Driven / Lifestyle-Oriented
Geographic
Diversification
34 states and 2 Canadian provinces
Established Assets
Conservative Capital Structure
Leasing and Preferred Return Structures
Diversified Portfolio
Exit Strategy
The Board of Directors is evaluating various
strategic alternatives to provide liquidity to
shareholders on or before December 31, 2015
Ski & Mountain Attractions Senior Housing Marinas Additional
• 24 properties • 24 properties • 38 properties • 17 properties • 4 properties
CNL Lifestyle Properties, Inc.

Recent Highlights
On September 30
th
, 46 of our 48 golf properties were sold and we received net sales proceeds after closing costs totaling approximately $197 million - after retiring existing golf debt, the proceeds were primarily used to retire other debt
Jefferies LLC, a leading global investment banking and advisory firm, is currently assisting in the evaluation of various strategic alternatives to provide liquidity to shareholders
Acquired five senior housing communities in Q3 2014 totaling $101 million
Invested over $8 million of owner capital into various portfolio assets, including the Splashtown expansion
Year to date through September 30, 2014, our “same-store” attraction properties experienced an 8.3% increase in revenue and a 16.0% increase in EBITDA
Received $83 million in proceeds from the repayment of two notes receivable that matured in September and used proceeds to retire debt

Geographic Diversification 5

The portfolio is broadly diversified across asset classes to mitigate against seasonality and volatility Sector Diversification As of November 7, 2014 By Initial Purchase Price 6 30% 25% 26% 7% 12%

Sector Performance

Ski & Mountain
24 properties
Attractions
24 properties
Additional Lifestyle
4 properties
Senior Housing
38 properties
Marinas
17 properties
107 properties as of November 7, 2014
Source: CNL Lifestyle Properties, Inc. September 30, 2014, Form 10-Q
Past performance is not indicative of future returns.
- Favorable weather
conditions drove
summer operations
(mountain biking and
aerial adventures) and
strong group and
conference business in
Q3 offset by higher
employee healthcare
costs.
- Higher revenue and
EBITDA due to capital
improvements and
initiatives to drive
attendance.  As a result,
the sector experienced
higher visitation, higher
season pass sales, and
higher in-park spending.
- Both occupancy and
Revenue per Occupied
Unit were up over the last
year. Average occupancy
for the entire portfolio was
91.9% for the quarter
ended September 30,
2014, exceeding the
industry average of
90.5%.  Higher average
resident rates offset by
higher resident care
expenses and R&M.
- Revenue and EBITDA were
down slightly in Q3
compared to the prior year
due to property transitions
from leased to managed
structures.  We expect
improved operating results in
the future after the initial
transition year.
- Steady performance at
Dallas Market Center.
Refinancing existing debt
in October.
- Includes two remaining
golf courses which we
expect to sell by the end
of 2014.

Same-Store Property Performance

Note: Includes results for comparable consolidated leased and managed properties owned for the entirety of 2014 and 2013.
Source: CNL Lifestyle Properties, Inc. September 30, 2014, Form 10-Q
# of
Properties Revenue EBITDA
TTM Rent
Coverage
Ski and Mountain Lifestyle 17 6.2% -11.2% 1.35x
Attractions 21 8.4% 10.0% 2.25x
Senior Housing 20 2.3% -8.6% 1.17x
Marinas 17 -1.9% -10.8% n/a
Total 75 6.7% 6.5% 1.45x
# of
Properties Revenue EBITDA
Ski and Mountain Lifestyle 17 -2.2% -6.7%
Attractions 21 8.3% 16.0%
Senior Housing 20 3.0% -5.6%
Marinas 17 -4.3% -17.4%
Total 75 1.8% 0.6%
Three Months Ended September 30, 2014, Compared to Same Period 2013
Nine Months Ended September 30, 2014, Compared to Same Period 2013
Ski and mountain lifestyle - favorable weather conditions for summer operations which include mountain biking and aerial adventures, as well as strong group and conference business at various resorts but was offset with higher health care costs when compared to 2013.
Sector down YTD due to warm winter  temperatures and drought conditions at our California properties.
Attractions -  increase in both revenue and EBITDA due to capital improvements made and manager’s efforts to promote and drive attendance which resulted in an increase in season pass sales and in-park spending.  Year over year increase in visitation – 10.3%.
Senior housing - revenue increased due to higher average resident rates but was offset by higher resident care expenses, repairs and maintenance expenses and other operating costs.
Marinas - transitioned from leased to managed structures during Q4 2013 and Q2 2014 resulting in the incurrence of management fees reducing the operating margin on the properties.

Full Year Financial Summary (in Millions)

Source: CNL Lifestyle Properties, Inc. 2013 Form 10-K and September 30, 2014, Form 10-Q
The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles.
See reconciliation to GAAP net income (loss) contained in the Appendix.
Past performance is not indicative of future returns.
Trailing 12 month 2014 FFO, MFFO and Adjusted EBITDA were
higher primarily due to:
An increase in rents from properties acquired after Q3 2013 and increases in “same-store” rents and NOI from managed properties
Reduced asset management fees due to the sale of 42 senior
housing properties held in three unconsolidated joint ventures and a reduction in fees charged by our Advisor, effective April 1, 2014, as well as a reduction in bad debt expense
Partially offset by an increase in interest expense from additional borrowings, a loan loss provision and a reduction in income
contribution from the sale of 42 senior housing properties held in three unconsolidated joint ventures
Adjusted EBITDA
FFO
MFFO

Credit Metrics
(1) Calculated as adjusted EBITDA divided by interest expense
(2) Net debt is total debt less cash
(3) Debt includes line of credit

Source: CNL Lifestyle Properties, Inc. 2013 Form 10-K and September 30, 2014, Form 10-Q
The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles.
See reconciliation to GAAP net income (loss) contained in the Appendix.
Past performance is not indicative of future returns.
Consolidated Leverage Including Share
Year Leverage of Unconsolidated Entities
2011 32.0% 43.3%
2012 38.7% 45.3%
2013 44.6% 48.1%
Sept 2014 44.5% 47.8%
Interest Coverage (1)
Net Debt / Adjusted EBITDA (2)
Year Coverage
2011 5.5x
2012 6.3x
2013 6.1x
Sep-14 4.2x
Year Coverage
2011 2.4x
2012 2.5x
2013 2.6x
TTM Sept 2014 2.6x
Debt / GAAP Total Assets (3)

Key Credit Information

Weighted average interest rate is 5.65% (5.91% without JV debt)
71% fixed rate debt, 2% hedged and 27% variable rate debt
Note: Chart as of September 30, 2014. 2014 maturities are expected to be refinanced or retired with proceeds from asset sales. DMC JV was refinanced in Q4 with a one year short term loan.

Contact Information 12 For more information about CNL Lifestyle Properties, please contact CNL Client Services at 866-650-0650.

Appendix 13 Appendix

Reconciliation of FFO and MFFO to Net Income
(Loss)

Source: CNL Lifestyle Properties, Inc. September 30, 2014, Form 10-Q
The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles.
2014 2013 2014 2013
Net income (loss) 30,623 $     78,293 $      1,765 $        (211) $
Adjustments:
Depreciation and amortization:
Continuing operations 33,622 30,731 96,691 88,588
Discontinued operations - 7,618 4,891 22,577
Impairment of real estate assets:
Continuing operations - 2,740 - 45,191
Discontinued operations - - 4,464 -
Gain on sale of unconsolidated entities: - -
Continuing operations - (55,394) - (55,394)
Gain on sale of real estate investment:
Discontinued operations (3,953) (2) (3,883) (2,085)
Net effect of FFO adjustment from unconsolidated entities:
Continuing operations 3,819 1,484 12,208 11,820
Total funds from operations 64,111 65,470 116,136 110,486
Acquisition fees and expenses:
Continuing operations 509 1,009 2,513 1,922
Straight-line adjustments for leases and notes receivable:
Continuing operations 4,617 (1,633) (1,547) (2,675)
Discontinued operations - (291) - (827)
Loss from extinguishment of debt:
Continuing operations 1,682 - 2,282 -
Discontinued operations 8,293 - 8,028 -
Contingent purchase price consideration adjustment
Continuing operations (665) - (665) -
Amortization of above/below market intangible assets and liabilities
Continuing operations 89 (1) 113 (3)
Discontinued operations - 350 359 1,033
Loan loss provision:
Continuing operations 750 - 3,270 -
Accretion of discounts/amortization of premiums:
Continuing operations 44 3 50 9
MFFO adjustments from unconsolidated entities:
Straight-line adjustment for leases and notes receivable:
Continuing operations 113 (29) 175 (175)
Amortization of above/below market intangible assets and liabilities:
Continuing operations (41) 47 (116) 39
Modified funds from operations 79,502 $     64,925 $      130,598 $   109,809 $
Weighted average number of shares of common stock 325,707 319,507 324,194 317,960 outstanding (basic and diluted)
FFO per share (basic and diluted) 0.20 $          0.20 $          0.36 $          0.35 $
MFFO per share (basic and diluted) 0.24 $          0.20 $          0.40 $          0.35 $
Quarter Ended
September 30,
Nine Months Ended
September 30,
Past performance is not indicative of future returns.
1.  This amount represents our share of the FFO or MFFO adjustments allowable under the NAREIT or IPA definitions, respectively, multiplied by the percentage of income or loss recognized under the
HLBV method.
2.  In evaluating investments in real estate, management differentiates the costs to acquire the investment from the operations derived from the investment. By adding back acquisition fees and expense relating to business combinations, management believes MFFO provides useful supplemental information of its operating performance and will also allow comparability between real estate entities regardless of their level of acquisition activities. Acquisition fees and expenses include payments to our advisor or third parties. Acquisition fees and expenses relating to business combinations under GAAP are considered operating expenses and as expenses included in the determination of net income (loss) and income (loss) from continuing operations, both of which are performance measures under GAAP. All paid and accrued acquisition fees and expenses will have negative effects on returns to investors, the potential for future distributions, and cash flows generated by us, unless earnings from operations or net sales proceeds from the disposition of properties are generated to cover the purchase price of the property.
3.  Under GAAP, rental receipts are allocated to periods using various methodologies. This may result in income recognition that is significantly different than underlying contract terms. By adjusting for these items (to reflect such payments from a GAAP accrual basis to a cash basis of disclosing the rent and lease payments), MFFO provides useful supplemental information on the realized economic impact of lease terms and debt investments, providing insight on the contractual cash flows of such lease terms and debt investments, and aligns results with management’s analysis of operating performance.
4.  Loss from early extinguishment of debt includes swap breakage fees, write-off of unamortized loan costs and reclassification of loss on termination of cash flow hedges from other comprehensive income (loss) into interest expense.
5.  We recorded a loan loss provision on one of our mortgages and other notes receivable as a result of uncertainty related to the collectability of the note receivable.
6.  Management believes that the elimination of the contingent purchase price consideration adjustment, which represents the Yield Guarantee, included in interest and other income (expense)
for GAAP purposes is appropriate because the adjustment is a non-recurring, non-cash adjustment that is not reflective of our ongoing operating performance and aligns results with management’s analysis of operating performance.
(1)
(2)
(3)
(4)
(6)
(5)
(1)
(3)

Reconciliation of Adjusted EBITDA to Net
Income (Loss)

Source: CNL Lifestyle Properties, Inc. September 30, 2014, Form 10-Q
The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles.
Past performance is not indicative of future returns.
2014 2013 2014 2013
Net income (loss) 30,623 $  78,293 $  1,765 $    (211) $
(Income) loss from discontinued operations 1,380 4,036 (1,188) 8,275
Interest and other income (775) 13 (866) (504)
Bargain purchase gain on acquisition of real estate
(4)
- (2,653) - (2,653)
Interest expense and loan cost amortization 18,556 15,852 57,322 48,513
Equity in earnings of unconsolidated entities
(1)
(3,176) (4,147) (6,949) (9,183)
Gain on sale of unconsolidated entities
(3)
- (55,394) - (55,394)
Depreciation and amortization 33,622 30,731 96,691 88,587
Impairment provision - 2,740 - 45,191
Loss from extinguishment of debt 1,620 - 1,816 -
Loan loss provision 750 - 3,270 -
Recovery on lease terminations - - (741) -
Straight-line adjustments for leases and notes receivables
(2)
4,617 (1,924) (1,547) (3,502)
Cash distributions from unconsolidated entities
(1)
3,321 3,177 9,896 23,290
Adjusted EBITDA 90,538 $  70,724 $  159,469 $ 142,409 $
Quarter Ended
September 30,
Nine Months Ended
September 30,
1.  Investments in our unconsolidated joint ventures are accounted for under the HLBV method of accounting. Under this method, we recognize income or loss based on the change in liquidating proceeds we would receive from a hypothetical liquidation of our investments based on depreciated book value. We adjust EBITDA for equity in earnings (loss) of our unconsolidated entities because we believe this is not reflective of the joint ventures’ operating performance or cash flows available for distributions to us. We believe cash distributions from our unconsolidated entities, exclusive of any financing transactions, are reflective of their operating performance and its impact to us and have been added back to adjusted EBITDA above.  For the quarter and nine months ended September 30, 2013, cash distributions from unconsolidated entities excludes approximately $5.3 million in return of capital.
2.  We believe that adjusting for straight-line adjustments for leased properties and mortgages and other notes receivable is appropriate because they are non-cash adjustments and reflect the actual cash receipts received by us from our tenants and borrowers.
3.  In July 2013, we completed the sale of our interests in 42 senior housing properties held through three unconsolidated joint ventures. See “Distributions from Unconsolidated Entities” above for additional information.
4.  In connection with an acquisition of an attraction property, we recorded a bargain purchase gain as a result of the fair value of the net assets acquired exceeding the consideration transferred as discussed above..